                                                                   Exhibit 10.35

                           AMENDMENT NO. 4 AND CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                          dated as of December 18, 1997


         THIS AMENDMENT NO. 4 dated as of December , 1998 is made by and among SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the Lenders parties from time to time to the Loan Agreement (as hereinafter defined), and BANKBOSTON, N.A. ("BankBoston"), as the agent (the "Agent") for the Lenders.

                             Preliminary Statements

         The Borrower, the Lenders and the Agent are parties to a Loan and Security Agreement dated as of December 18, 1997, as amended by Amendment No. 1 dated as of March 11, 1998, Amendment No. 2 dated as of April 15, 1998 and Amendment No. 3 dated as of June 30, 1998 (as so amended and in effect, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined). The Borrower has requested that the Loan Agreement be amended to permit a conveyance of portions of the real property and improvements included in the Borrower's Ringgold plant and certain of the Equipment therein to the Catoosa County [Georgia] Development Authority, the Borrower's lease back of all such real and personal property and the Borrower's purchase of certain bonds issued by said Authority, and the Lenders and the Agent have agreed, upon and subject to the terms, conditions and provisions of this Amendment, to such requests.

         Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. From and after the Amendment Effective Date, subject to satisfaction of the conditions set forth in Section 2, the Loan Agreement is hereby amended as follows:

         (a) by amending the provisions of SECTION 1.1 Definitions thereof by adding thereto in appropriate alphabetical order the following additional definitions:

                  CCDA means Catoosa County Development Authority, a public body corporate and politic created and existing under the laws of the State of Georgia.

                  CCDA Bond Property means Real Estate and Equipment described on Schedule 1.1 - CCDA Bond Property and such additional property as may become subject to the CCDA Lease from time to time as a result of a Permitted CCDA Transaction.


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                  CCDA Lease means the Lease Agreement dated as of December 1,
         1998 between CCDA as lessor and the Borrower as lessee.

                  Catoosa County Bond Indenture means the Indenture of Trust dated as of December 1, 1998 between CCDA and SunTrust Bank, Atlanta with respect to bonds issued by CCDA and repayable solely out of rental payments and other payments made by the Borrower under the CCDA Lease.

                  Catoosa County Bonds means up to $85,000,000 original principal amount of Catoosa County Development Authority Taxable Revenue Bonds (Synthetic Industries, Inc. Project), Series 1998 and any Additional Bonds issued pursuant to (and as defined in) the Catoosa County Bond Indenture.

                  Permitted CCDA Transaction means (a) in one transaction or a series of substantially simultaneous transactions, (i) the sale to CCDA of the Real Estate and Equipment described on Part A of Schedule 1.1 - CCDA Bond Property hereto, subject to the Security Interest, (ii) the lease by the Borrower of such CCDA Bond Property pursuant to the CCDA Lease, (iii) the purchase by the Borrower of [$14,000,000] original principal amount (or such lesser principal amount as CCDA shall issue in connection with its purchase of such CCDA Bond Property) of Catoosa County Bonds and (iv) consummation of the related transactions contemplated by the Catoosa County Bond Indenture in connection with the sale and purchase of such CCDA Bond Property, and (b) any subsequent transaction approved by the Required Lenders in which the Borrower leases property from CCDA (whether or not the property was first conveyed by the Borrower to CCDA) pursuant to the CCDA Lease and substantially contemporaneously purchases Catoosa County Bonds.

         (b) by amending Section 12.3 Guaranties to add, immediately before the period at the end thereof, the following:

         or to the Borrower's Guaranty in favor of the Trustee under the Catoosa County Bond Indenture, in respect of the Borrower's obligations under the CCDA Lease

         (c) by amending Section 12.4 Investments by inserting immediately following the phrase "except that this Section 12.4 shall not apply to Investments in" the following:

         (a) Catoosa County Bonds issued in connection with Permitted CCDA Transactions or (b)

         (d) by amending Section 12.7 Merger, Consolidation and Sale of Assets by redesignating clause (f) thereof as clause (g) and inserting a new clause (f) immediately after clause (e) thereof to read as follows:

                  (f) sales of Real Estate and Equipment (including Collateral) to the CCDA in connection with a Permitted CCDA Transaction,

         (e) by amending Section 12.9 Liens by inserting immediately after the phrase "apply to Liens" the phrase "in favor of the Trustee under the Catoosa County Bond Indenture arising out of Permitted CCDA Transactions, or to Liens";

         (f) by amending Section 12.11 Amendments to Other Agreements by inserting immediately after the phrase "Amend in any material respect" the phrase "the Catoosa County Bond Indenture, the CCDA Lease or any document executed and delivered in connection with a Permitted CCDA Transaction, "

         (g) by amending Section 13.1 Events of Default by adding at the end thereof a new subsection (q) to read as follows:

                  (q) Catoosa County Bonds; Permitted CCDA Transactions. The Borrower shall sell, transfer or otherwise dispose of any Catoosa County Bonds at any time owned by it, other than to a wholly owned Subsidiary; or any conveyance or reconveyance documents (e.g., deeds, bills of sale) executed by CCDA in connection with the consummation of any Permitted CCDA Transaction shall prove to be ineffective for any reason to vest in the Borrower title to the property leased by it as part of such Permitted CCDA Transaction, free of any claim of CCDA or any Person claiming through CCDA.

         (h) by amending subsection Section 13.2(c) (Other Remedies) by amending clause (vi) thereof in its entirety to read as follows:

                  (vi) at the expense of the Borrower, (i) deliver or cause to be delivered and recorded or filed any conveyance or reconveyance documents executed by CCDA in connection with the consummation of any Permitted CCDA Transaction and (ii) cause any of Inventory or Equipment to be placed in a public or field warehouse, and the Agent shall not be liable to the Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in good faith;

         (i) by adding thereto a new Schedule 1.1 - Catoosa Bond Property in the form of Annex 1 hereto.

         Section 2. Consent. Subject to the provisions of Section 3, the Required Lenders hereby consent to the transaction described in clause (a) of the definition "Permitted CCDA Transaction" contained in the Loan Agreement as amended by this Amendment (the "First Ringgold Transaction").

         Section 3. Effectiveness of Amendment. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which (a) the Agent has received each of the following, each in form and substance satisfactory to the Agent and the Required Lenders (and in sufficient copies for each Lender):

         (i) this Amendment duly executed and delivered by the Borrower and each Lender;


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

         (ii) a Consent and Confirmation of Guarantor in the form attached hereto as Annex 2 duly executed and delivered by the Subsidiary Guarantor;

         (iii) a certificate of the Secretary of the Borrower as to the articles or certificate of incorporation and bylaws of the Borrower, corporate resolutions authorizing the transactions contemplated by this Amendment and the incumbency of officers of the Borrower, all as in effect on the Amendment Effective Date;

         (iv) an amendment to the Pledge Agreement the effect of which is to add as Pledged Collateral thereunder, the Catoosa County Bonds (as defined in the Loan Agreement, as amended by this Amendment), as and when acquired by the Borrower;

         (v) an irrevocable written instruction to the Trustee under the Catoosa County Bond Indenture (as defined in the Loan Agreement, as amended by this Amendment) to deliver to the Agent, upon presentation of such instruction and tender of the Catoosa County Bonds issued in connection with the First Ringgold Transaction, the Quitclaim Deed, Bill of Sale and any other conveyance or reconveyance documents executed by the CCDA in connection with the First Ringgold Transaction and held by said Trustee pursuant to (and as such items are defined in) the Catoosa County Bond Indenture;

         (vi) a landlord's lien subordination and waiver in substantially the form attached hereto as Annex 3, executed on behalf of the Catoosa County Development Authority;

         (vii) a certificate of the Chief Operating Officer or the Chief Financial Officer of the Borrower to the effect that both before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects, and that, after giving effect to this Amendment and consummation of the First Ringgold Transaction, no Default or Event of Default exists;

         (viii) an opinion of counsel for the Borrower as to the due authorization, execution and delivery of this Amendment and the other Loan Documents contemplated hereby to be delivered in connection with the effectiveness hereof by the Borrower as to the enforceability of this Amendment, the Loan Agreement as amended hereby and such other Loan Documents, and such other matters as any Lender through the Agent may reasonably request; and

         (ix) such other agreements, certificates, instruments and other documents as any Lender through the Agent may reasonably request in connection with the transactions contemplated hereby; and

         (b) the First Ringgold Transaction shall have been consummated strictly in accordance with the terms of the Catoosa County Bond Indenture and the other documents referred to therein required to be executed and delivered as a condition to the initial issuance of Catoosa County Bonds thereunder.

         Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that: (1) it has the corporate power and has taken all actions necessary to authorize it to execute and deliver this Amendment and the other documents contemplated to be delivered by it pursuant to this Amendment and to perform its obligations under the Loan Agreement as amended by this Amendment and under such other documents; (2) this Amendment has been and each such other document when executed and delivered by the Borrower will have been, duly executed and delivered by the Borrower; (3) the Loan Agreement as amended hereby and each such other document, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and (4) the representations and warranties of the Borrower contained in the Catoosa County Bond Indenture and the related documents executed and delivered by the Borrower pursuant thereto and in connection with the First Ringgold Transaction, are true and correct in all material respects on and as of the Amendment Effective Date.

         Section 5. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  SYNTHETIC INDUSTRIES, INC.



   [Corporate Seal]               By:
                                      ------------------------------------------
                                      Name:
ATTEST:                               Title:


------------------------------
[Assistant] Secretary
                                  BANKBOSTON, N.A., as the Agent and as a Lender


                                  By:
                                      ------------------------------------------
                                      Stephen Y. McGehee
                                      Managing Director


                                  SANWA BUSINESS CREDIT
                                   CORPORATION


                                  By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  SOUTHTRUST BANK, NATIONAL
                                   ASSOCIATION


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                         ANNEX 1
                                                              To Amendment No. 4



               [SEE FILE COPY FOR INSERTION OF LEGAL DESCRIPTIONS]

                                                                         ANNEX 2
                                                              To Amendment No. 4



                      CONSENT AND CONFIRMATION OF GUARANTOR

         The undersigned, in its capacity as a Guarantor under the Guaranty (Subsidiary) dated as of March 11, 1998 (as modified or amended to date, the "Guaranty"), in favor of the Lender, hereby expressly acknowledges and confirms, for the benefit of the Borrower and the Lender, that (1) the Guarantor has an economic interest in the financial success of the Borrower and the transactions contemplated by the Loan Agreement and the Amendment, and hereby confirms to the Lender the benefits to the Guarantor by reason of such transactions, (2) such Guarantor has received a copy of Amendment No. 4 and Consent dated as of December , 1998 to the Loan Agreement (the "Amendment") and consents thereto and
(3) the Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional guaranty of the Guaranteed Obligations under and as defined in the Guaranty. The undersigned is and continues to be liable under its Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the Amendment.


Dated: December  ___, 1998
                                  NOVOCON INTERNATIONAL, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                                                         ANNEX 3
                                                              To Amendment No. 4

COUNTY OF CATOOSA)

STATE OF GEORGIA)

                                LANDLORD'S WAIVER

         WHEREAS, BankBoston, N.A., as agent (the "Agent"), for itself and certain other financial institutions (collectively, the "Lenders") and the Lenders have entered into a loan transaction with Synthetic Industries, Inc. (the "Debtor"), the obligations of the Debtor thereunder being secured in part by all equipment and/or inventory of the Debtor (the "Personal Property") found on the premises of the Catoosa County Development Authority located on real estate located at Ringgold, Catoosa County, Georgia, and more particularly described in Exhibit A hereto (the "Premises");

         WHEREAS, the undersigned (the "Landlord") has an interest in the Premises as lessor;

         NOW, THEREFORE, in consideration of the financial accommodations extended by the Lenders to the Debtor which have been applied, in part, to the payment of the purchase price of certain of the Personal Property located on the Premises on the date hereof, and for other good and valuable consideration, the undersigned agrees as follows:

         (a) That the Personal Property may be located, stored or installed in the Premises from time to time and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property;

         (b) That it disclaims any interest in the Personal Property and agrees to assert no claim to the Personal Property while Debtor is indebted to the Lenders or the Agent;

         (c) That the Agent or its representatives may enter upon the Premises upon notice to but without the consent of Landlord to inspect or remove the Personal Property, and may advertise and conduct a public auction or private sale thereon;

         (d) That at the option of the Agent said Personal Property may remain upon (without the Agent or the Lenders being deemed to be taking possession of) said Premises after the receipt by the Agent of written notice by the undersigned directing removal thereof for a period of up to 90 days at the rental provided under any lease covering the Premises then in effect to which the Debtor is a party (or, if no such lease is then in effect, at a rental to be agreed upon by the Agent and the undersigned), prorated on a per diem basis to be determined on the basis of a 30-day month, without incurring any other obligations of Debtor; provided that the Agent shall pay the cost of utilities and, to the extent required to be paid by the Debtor, real property taxes during the occupation of the Premises by the Agent; and


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

         (e) The Agent and the Lenders agree that, upon a default under any such lease, the undersigned may set-off any security deposit or other rent paid by the Debtor and held by the undersigned in satisfaction of any obligations owing by the Debtor under any such lease.

         This waiver is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of the Agent and the Lenders and their respective successors and assigns.

         Dated as of this _____ day of December, 1998.

                                        LANDLORD:

                                        CATOOSA COUNTY DEVELOPMENT AUTHORITY


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                    Exhibit A

                          Legal Description of Premises

                                 ACKNOWLEDGEMENT


STATE OF
         ------------------

COUNTY OF
         ------------------


         I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared ___________________________, to me known and known to be the person described in and who executed the foregoing instrument and acknowledged before me that he/she executed the same for the purposes therein contained.

         Witness my hand and official seal in the county and state last aforesaid this _____ day of _______________, 199__.



                                                  ------------------------------
                                                  Notary Public

                                                  My commission expires:

                                                  ------------------------------

                                                         [NOTARIAL SEAL]